Execution Version
AMENDMENT NO. 2
This AMENDMENT NO. 2, dated as of May 10, 2023 (this “Amendment”), amends the Third Amended and Restated Credit Agreement, dated as of October 6, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among CNX Resources Corporation (the “Borrower”), the guarantors party thereto, the lenders party thereto, and PNC Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”) and as collateral agent (the “Collateral Agent” and, together with the Administrative Agent, the “Agents”). Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement as amended by this Amendment.
WITNESSETH
WHEREAS, pursuant to Section 2.9(b) the Administrative Agent has proposed the redetermined Borrowing Base to be $2,250,000,000 and is seeking the consent of the Required
Borrowing Base Lenders thereto;

WHEREAS, the Borrower desires to amend the Credit Agreement as set forth in Section 2 below;

WHEREAS, PNC Capital Markets LLC is acting as lead arranger and joint bookrunner for this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:
1.Redetermination. From and after the Redetermination Effective Date (as defined below) to the date of the next redetermination of the Borrowing Base pursuant to Section 2.9 of the Credit Agreement, the Borrowing Base shall be $2,250,000,000.
2.Credit Agreement Amendments. Effective as of the Amendment No. 2 Effective
Date: (A) Section 2.12(a)(iv) of the Credit Agreement shall be amended by replacing the term “$100,000,000” with “25,000,000 (or such lesser amount as the Administrative Agent shall agree to)” and (B) Section 2.12(a)(ix) of the Credit Agreement shall be amended by adding a new sentence at the end of such Section which states: “A New Lender Joinder may, at the option of the Administrative Agent, evidence the simultaneous establishment of Revolving Credit Commitments of more than one New Lender and/or the simultaneous increase by an Increasing Lender of its Revolving Credit Commitments.”.
3.Conditions Precedent.
(a)Redetermination Effective Date. Section 1 of this Amendment shall be effective upon receipt by the Administrative Agent of consents to the redetermination of the Borrowing Base, in a form reasonably satisfactory to the Administrative Agent, from the Required Borrowing Base Lenders (the date of such effectiveness, the “Redetermination Effective Date”).

(b)Amendment No. 2 Effective Date. Section 2 of this Amendment shall be effective upon satisfaction of each of the following conditions (the date of such effectiveness, the “Amendment No. 2 Effective Date”):
(i)Execution and Delivery of Amendment. The Borrower, the Guarantors and the Agents shall have executed and delivered this Amendment and (ii) the Administrative Agent shall have received consents to this Amendment, in a form reasonably satisfactory to the Administrative Agent, executed and delivered by the Required Lenders.
(ii)Fees and Expenses. All fees and expenses payable on or before the
Amendment No. 2 Effective Date by the Borrower to the Administrative Agent (or its Affiliates) in connection with this Amendment shall have been paid, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
4.Full Force and Effect; Reaffirmation. All of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, in each case, as expressly modified by this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement (as amended by this Amendment) and the other Loan Documents. All references to the Credit Agreement in any
Loan Document, unless expressly provided otherwise, shall mean and be a reference to the Credit Agreement as amended by this Amendment. Each Loan Party, by its signature below, hereby affirms and confirms that, after giving effect to this Amendment, (i) its obligations under each of the Loan Documents to which it is a party and (ii) its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure the
Obligations, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations. The amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith is not intended to, and shall not, constitute a novation of the Credit Agreement or any of the other Loan Documents as in effect immediately prior to the Amendment No. 2 Effective Date. This Amendment shall constitute a Loan Document.
5.Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
6.Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.
7.Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to such subject matter. For the avoidance of doubt, there are no unwritten oral agreements among the parties hereto. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
8.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.11.2 through 11.11.5 of the Credit Agreement shall apply to this Amendment mutatis mutandis. This Amendment shall not constitute a novation of any Loan Document.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

CNX RESOURCES CORPORATION
By:
Name:
Title:

GUARANTORS:

CARDINAL STATES GATHERING COMPANY LLC
CNX GAS COMPANY LLC
CNX GAS HOLDINGS, INC.
CNX GAS LLC
CNX GATHERING LLC
CNX LAND LLC
CNX RESOURCE HOLDINGS LLC
CNX WATER ASSETS LLC
CSG HOLDINGS I LLC
CSG HOLDINGS II LLC
CSG HOLDINGS III LLC
POCAHONTAS GAS LLC

By:
Name:
Title:

[Signature Page to Amendment No. 2 to CNX Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent and as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 2 to CNX Credit Agreement]